UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

__________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 7, 2025

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THE ONCOLOGY INSTITUTE, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-39248	84-3562323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18000 Studebaker Road, Suite 800, Cerritos, CA	90703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (562) 735-3226

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	TOI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Common stock, each at an exercise price of $11.50 per share	TOIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 7, 2025, The Oncology Institute, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) in which the Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 27, 2025.

At the meeting, a total of 61,891,379 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) were voted, representing 81.70% of the 75,753,229 shares of Common Stock outstanding as of the March 17, 2025 record date. The results of the items voted on at the 2025 Annual Meeting are as follows:

Proposal 1: Election of Directors

The Company’s stockholders elected eight directors to serve for the ensuing year and until their successors are elected and qualified, or until their earlier death, resignation or removal. The Company elects its directors on a plurality vote basis. The votes regarding the election of directors were as follows:

Nominee	For	Authority Withheld	Broker Non-Votes

Richard Barasch	39,183,430	654,584	22,053,365
Brad Hively	35,152,238	4,685,776	22,053,365
Karen Johnson	34,449,869	5,388,145	22,053,365
Mohit Kaushal	39,297,684	540,330	22,053,365
Gabriel Ling	35,197,055	4,640,959	22,053,365
Anne McGeorge	39,243,506	594,508	22,053,365
Mark Pacala	39,243,514	594,500	22,053,365
Daniel Virnich	39,773,654	64,360	22,053,365

Proposal 2: Ratification of the Appointment of Independent Registered Public Accountants

The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was approved. The votes regarding the ratification of the appointment were as follows:

For	Against	Abstain	Broker Non-Votes

61,175,079	682,121	34,179	N/A

Proposal 3: Approval to amend the Company’s Third Amended and Restated Certificate of Incorporation to effect a reverse stock split if deemed appropriate by the Company’s Board of Directors (the “2025 Reverse Stock Split Proposal”)

The 2025 Reverse Stock Split Proposal was approved. The amendment to the Company’s Third Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio of between 1-for-5 and 1-for-40 will only be filed in the event the Board of Directors deems it to be necessary and appropriate within one year of the 2025 Annual Meeting. The votes regarding the approval of the 2025 Reverse Stock Split Proposal were as follows:

For	Against	Abstain	Broker Non-Votes

59,269,880	2,621,458	41	N/A

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2025	THE ONCOLOGY INSTITUTE, INC.

	By:	/s/ Mark Hueppelsheuser
Mark Hueppelsheuser General Counsel